SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8K

         Current Report Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): October 1, 2004


                         JOHNSON & JOHNSON

      (Exact name of registrant as specified in its charter)


          New Jersey           1-3215      22-1024240

     (State or other        (Commission    (I.R.S. Employer
     jurisdiction           File Number)   Identification No.)
     of incorporation)



  One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

          (Address of principal executive offices)  (zip code)


 Registrant's telephone number including area code: (732) 524-0400


Item 8.01. Other Events

On October 1, 2004, Ortho Biotech Products, L.P., a Johnson & Johnson company, issued a press release announcing that it received a subpoena from the Inspector General, Department of Health and Human Services, requesting documents related to the sales and marketing of PROCRITr (Epoetin Alfa).

Item 9.01.  Financial Statements and Exhibits

   9.01(c)     Exhibits:

   Exhibit Number 99.17: Johnson & Johnson Press Release dated
October 1, 2004






                       SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JOHNSON & JOHNSON




Date: October 4, 2004         By: /s/ Michael H. Ullmann
	                              Michael H. Ullmann
	                              Corporate Secretary